Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter 2011

Franklin Street Properties Corp.  ●  401 Edgewater Place  ●  Wakefield, MA 01880  ●  (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	21
Key Financial Data		20 Largest Tenants, Industry Profile	22
Financial Highlights	6	Lease Expirations by Square Feet	23
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	24
Income Statements	8
EPS, FFO, GOS and FFO+GOS	9	Transactional Drivers
Balance Sheets	10	Capital Recycling	25
Cash Flow Statements	11	Investment Banking Performance	26
Segment Information	12-13
Property Net Operating Income (NOI): Cash and GAAP Basis	14	FFO and FFO+GOS Reconciliations	27
Capital Analysis	15	FFO and FFO+GOS Definitions	28
		FAD Reconciliation and Definition	29
Portfolio Overview		EBITDA Reconciliation and Definition	30
Property by Form of FSP Participation	16	NOI Reconciliation and Definition	31
Regional Analysis and Map	17
Owned Property List	18
Properties with annualized rent per square foot	19
Capital Expenditures	20

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

March 31, 2011	2

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of March 31, 2011)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	35
Total Square Feet	6.8 Million
Common Shares Outstanding	81,437,405
Quarterly Dividend	$0.19
Dividend Yield	5.40%
Total Market Capitalization	$1.5 Billion
Insider Holdings	12.8%

March 31, 2011	3

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

March 31, 2011	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
High Price	15.63	14.42	12.86	15.70	15.01
Low Price	13.52	12.2	10.99	11.04	11.64
Closing Price, at the end of the quarter	14.07	14.25	12.42	11.81	14.43
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	5.40%	5.33%	6.12%	6.44%	5.27%
Common shares outstanding (millions)	81.44	81.44	79.84	79.68	79.68

Timing

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	4-May-12	Third Quarter:	4-Nov-11
Second Quarter:	5-Aug-11	Fourth Quarter:	24-Feb-12

March 31, 2011	5

Financial Highlights (in thousands, except per share data)

						For the Year
	For the Three Months Ended					Ended
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10
Income Items:
Revenue:
Rental	$31,270	$28,757	$27,219	$29,391	$29,953	$115,320
Related party revenue	2,016	800	1,852	896	4,162	7,710
Other	7	9	6	20	54	89
Total revenue	33,293	29,566	29,077	30,307	34,169	123,119

Total expenses	29,398	25,384	24,547	27,047	29,319	106,297

Income before interest income, equity in earnings in non-consolidated REITs and taxes	3,895	4,182	4,530	3,260	4,850	16,822
Interest income	12	8	9	4	4	25
Equity in earnings in non-consolidated REITs	968	253	380	404	229	1,266

Income before taxes	4,875	4,443	4,919	3,668	5,083	18,113
Income tax expense (benefit)	50	(68)	5	(37)	317	217

Income from continuing operations	4,825	4,511	4,914	3,705	4,766	17,896
Income from discontinued operations	350	1,051	1,040	1,052	1,054	4,197
Gain on sale of assets	19,592	—	—		—	—

Net income	$24,767	$5,562	$5,954	$4,757	$5,820	$22,093

FFO+GOS*:
FFO	$16,250	$16,650	$16,702	$16,052	$17,518	$66,922
GOS	19,592	—	—	—	—	—
FFO+GOS	$35,842	$16,650	$16,702	$16,052	$17,518	$66,922

Per Share Data:
EPS	$0.30	$0.07	$0.07	$0.06	$0.07	$0.28
FFO	0.20	0.21	0.21	0.20	0.22	0.84
GOS	—	—	—	—	—	—
FFO+GOS	0.44	0.21	0.21	0.20	0.22	0.84

Weighted Aveage Shares (diluted)	81,437	79,681	79,681	79,751	80,187	79,826

Balance Sheet Items:
Real estate, net	$984,441	$855,661	$874,558	$872,038	$867,608	$867,608
Other assets, net	382,461	295,770	311,492	316,340	371,127	371,127
Total assets, net	1,366,902	1,151,431	1,186,050	1,188,378	1,238,735	1,238,735
Total liabilities, net	435,801	223,654	267,198	278,091	317,177	317,177
Shareholders' equity	931,101	927,777	918,852	910,287	921,558	921,558

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	6

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
2007
2008
2009
2010
Q1 2010
Q1 2011
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2007
2008
2009
2010
Q1 2010
Q1 2011

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	7

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

						For the
	For the Three Months Ended					Year Ended
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10

Revenue:
Rental	$31,270	$28,757	$27,219	$29,391	$29,953	$115,320
Related party revenue:
Syndication fees	517	121	541	20	1,862	2,544
Transaction fees	691	146	753	246	1,582	2,727
Management fees and interest income from loans	808	533	558	630	718	2,439
Other	7	9	6	20	54	89
Total revenue	33,293	29,566	29,077	30,307	34,169	123,119

Expenses:
Real estate operating expenses	8,732	7,955	7,335	8,715	9,604	33,609
Real estate taxes and insurance	4,783	4,996	4,061	4,659	4,454	18,170
Depreciation and amortization	10,819	8,496	8,521	9,691	9,764	36,472
Selling, general and administrative	2,368	2,171	2,559	2,074	2,482	9,286
Commissions	287	114	336	16	1,011	1,477
Interest	2,409	1,652	1,735	1,892	2,004	7,283
Total expenses	29,398	25,384	24,547	27,047	29,319	106,297

Income before interest income, equity in earnings of non-consolidated REITs and taxes	3,895	4,182	4,530	3,260	4,850	16,822
Interest income	12	8	9	4	4	25
Equity in earnings of non-consolidated REITs	968	253	380	404	229	1,266

	4,875	4,443	4,919	3,668	5,083	18,113
Income tax expense (benefit)	50	(68)	5	(37)	317	217

Income from continuing operations	4,825	4,511	4,914	3,705	4,766	17,896
Income from discontinued operations	350	1,051	1,040	1,052	1,054	4,197
Gain on sale of assets	19,592	—	—	—	—	—

Net income	$24,767	$5,562	$5,954	$4,757	$5,820	$22,093

Weighted average number of shares outstanding, basic and diluted	81,437	79,681	79,681	79,751	80,187	79,826

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.06	$0.06	$0.06	$0.05	$0.06	$0.23
Discontinued operations	0.00	0.01	0.01	0.01	0.01	0.05
Gains on sales of assets	0.24	—	—	—	—	—
Net income per share, basic and diluted	$0.30	$0.07	$0.07	$0.06	$0.07	$0.28

March 31, 2011	8

EPS, FFO, GOS and FFO+GOS*

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	9

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2011	2010	2010	2010	2010
Assets:
Real estate assets:
Land	$131,385	$114,677	$123,305	$123,305	$123,305
Buildings and improvements	983,417	845,504	861,986	865,810	867,858
Fixtures and equipment	600	354	458	458	578
	1,115,402	960,535	985,749	989,573	991,741
Less accumulated depreciation	130,961	104,874	111,191	117,535	124,133
Real estate assets, net	984,441	855,661	874,558	872,038	867,608

Acquired real estate leases, net	85,290	30,822	45,871	43,185	40,578
Investment in non-consolidated REITs	88,652	91,787	90,782	89,995	89,327
Assets held for syndication, net	47,630	2,791	—	—	2,976
Assets held for sale	—	71,593	70,991	70,391	69,790
Cash and cash equivalents	49,488	22,815	21,487	20,554	68,213
Restricted cash	440	50	59	55	420
Tenant rent receivables, net	1,688	1,385	900	2,123	1,922
Straight-line rent receivable, net	20,992	13,994	14,645	15,757	18,752
Prepaid expenses	1,400	2,236	2,280	2,511	1,654
Related party mortgage loan receivable	60,116	41,325	46,270	53,756	57,684
Other assets	6,339	1,220	1,620	1,387	1,356
Deferred leasing commissions, net	20,426	15,752	16,587	16,626	18,455
Total assets	$1,366,902	$1,151,431	$1,186,050	$1,188,378	$1,238,735

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$404,000	$119,968	162,968	167,968	209,968
Term loan payable	—	75,000	75,000	75,000	74,850
Accounts payable and accrued expenses	20,562	20,467	18,766	25,064	22,435
Accrued compensation	603	274	1,040	1,334	1,803
Tenant security deposits	2,533	1,696	2,004	1,922	1,930
Other liabilities: derivative termination value	828	1,995	1,735	1,416	1,077
Acquired unfavorable real estate leases, net	7,275	4,254	5,685	5,387	5,114
Total liabilities	435,801	223,654	267,198	278,091	317,177

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	8	8	8	8	8
Additional paid-in capital	1,025,491	1,003,712	1,003,712	1,005,211	1,025,491
Accumulated other comprehensive loss	(828)	(1,995)	(1,735)	(1,416)	(1,077)
Accumulated distributions in excess of accumulated earnings	(93,570)	(73,948)	(83,133)	(93,516)	(102,864)
Total stockholders’ equity	931,101	927,777	918,852	910,287	921,558
Total liabilities and stockholders’ equity	$1,366,902	$1,151,431	$1,186,050	$1,188,378	$1,238,735

March 31, 2011	10

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months ended March 31,		Twelve Months ended December 31
	2011	2010	2010	2009	2008

Cash flows from operating activities:
Net income	$24,767	$5,562	$22,093	$27,872	$31,959
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	(19,592)	—	—	(424)	—
Depreciation and amortization expense	11,109	9,284	39,627	36,561	30,444
Amortization of above market lease	(6)	716	1,362	3,359	4,283
Equity in earnings (losses) from non-consolidated REITs	(1,066)	(253)	(1,183)	(2,012)	(2,747)
Distributions from non-consolidated REITs	1,767	1,407	5,170	5,628	5,348
Increase in bad debt reserve	(375)	380	980	111	79
Changes in operating assets and liabilities:
Restricted cash	(20)	284	(86)	2	—
Tenant rent receivables	609	17	(1,120)	(564)	64
Straight-line rents	(2,303)	(1,020)	(4,249)	(1,879)	(1,406)
Prepaid expenses and other assets	88	265	865	907	(901)
Accounts payable and accrued expenses	(1,212)	(3,917)	(351)	2,760	448
Accrued compensation	(1,200)	(1,142)	387	(238)	90
Tenant security deposits	603	(112)	122	(66)	—
Payment of deferred leasing commissions	(2,819)	(5,566)	(10,515)	(2,659)	(3,353)

Net cash provided by operating activities	10,350	5,905	53,102	69,358	64,308

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(169,339)	(3,529)	(54,344)	(132,323)	(78,396)
Investment in non-consolidated REITs	(9)	—	(11)	(13,218)	(10)
Investment in related party mortgage loan receivable	(2,432)	(4,790)	(21,149)	(35,410)	(1,125)
Changes in deposits on real estate assets	200	—	(200)	—	(1,300)
Investment in assets held for syndication, net	(45,186)	2,005	1,319	8,159	12,236
Proceeds received on sales of real estate assets	89,382	—	—	672	—

Net cash used in investing activities	(127,384)	(6,314)	(74,385)	(172,120)	(68,595)

Cash flows from financing activities:
Distributions to stockholders	(15,473)	(15,139)	(60,586)	(55,313)	(70,481)
Proceeds from equity offering, net	(90)	(1)	21,868	114,695	—
Borrowings under bank note payable, net	194,032	10,960	100,960	41,540	(17,282)
Borrowing (repayment) of term loan payable	(74,850)	—	(150)	—	75,000
Deferred Financing Costs	(4,328)	—	—	—	(694)
Swap termination payment	(982)	—	—	—	—

Net cash (used in) provided by financing activities	98,309	(4,180)	62,092	100,922	(13,457)

Net decreases in cash and cash equivalents	(18,725)	(4,589)	40,809	(1,840)	(17,744)

Cash and cash equivalents, beginning of period	68,213	27,404	27,404	29,244	46,988

Cash and cash equivalents, end of period	$49,488	$22,815	$68,213	$27,404	$29,244

March 31, 2011	11

Segment Information* ($ in thousands except per share amounts)

	Three Months Ended March 31, 2011			Three Months Ended March 31, 2010
		Investment			Investment
	Real Estate	Banking	Total	Real Estate	Banking	Total
Revenue:
Rental Income	$31,270	$—	$31,270	$28,757	$—	$28,757
Syndication Fees	—	517	517	—	122	122
Transaction Fees	—	691	691	—	146	146
Management Fees & Interest Income	808	—	808	533	—	533
Other Income	7	—	7	8	—	8
Total Revenue	32,085	1,208	33,293	29,298	268	29,566

Expenses
Rental Operating Expenses	8,732	—	8,732	7,954	—	7,954
Real Estate Taxes and Insurance	4,783	—	4,783	4,996	—	4,996
Depreciation and Amortization	10,781	38	10,819	8,463	34	8,497
Selling, general and administrative	1,645	724	2,369	1,447	724	2,171
Commissions and Broker Expenses	—	287	287	—	114	114
Interest & Commitment Fees	2,408	—	2,408	1,652	—	1,652
Total Expenses	28,349	1,049	29,398	24,512	872	25,384

Income before Equity, Interest and Taxes	3,736	159	3,895	4,786	(604)	4,182
Interest Income	11	1	12	7	—	7
Equity Income SARs	968	—	968	253	—	253
Income before Taxes	4,715	160	4,875	5,046	(604)	4,442
Income Taxes	50	—	50	57	(125)	(68)
Income from continuing operations	4,665	160	4,825	4,989	(479)	4,510
Income from discontinued operations	350	—	350	1,051	—	1,051
Gain on sale of assets	19,592	—	19,592	—	—	—
Net Income (loss)	$24,607	$160	$24,767	$6,040	$(479)	$5,561

Funds From Operations (FFO)*
Net Income	$24,607	$160	$24,767	$6,040	$(479)	$5,561
Gain on sale of assets, net	(19,592)	—	(19,592)	—	—	—
Equity in income of SARs	(1,773)	—	(1,773)	(253)	—	(253)
Cash received from SARs	1,767	—	1,767	1,407	—	1,407
Acquisition costs	269	—	269	—	—	—
Depreciation and amortization	10,774	38	10,812	9,901	34	9,935
Funds From Operations (FFO)*	16,052	198	16,250	17,095	(445)	16,650

EPS	$0.29	$0.00	$0.30	$0.07	$(0.01)	$0.07
FFO per Share*	$0.20	$0.00	$0.20	$0.21	$(0.01)	$0.21

Weighted Average Shares			81,437			79,681

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	12

Segment Information* ($ in thousands except per share amounts)

	Year Ended December 31, 2010			Year Ended December 31, 2009			Year Ended December 31, 2008
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$115,320	$—	$115,320	$120,013	$—	$120,013	$111,198	$—	$111,198
Syndication Fees	—	2,544	2,544	—	2,428	2,428	—	3,766	3,766
Transaction Fees	—	2,727	2,727	—	2,080	2,080	—	3,641	3,641
Management Fees & Interest Income	2,439	—	2,439	1,740	—	1,740	1,739	—	1,739
Other Income	89	—	89	61	—	61	72	—	72

Total Revenue	117,848	5,271	123,119	121,814	4,508	126,322	113,009	7,407	120,416

Expenses
Rental Operating Expenses	33,609	—	33,609	30,810	—	30,810	28,999	—	28,999
Real Estate Taxes and Insurance	18,170	—	18,170	18,981	—	18,981	17,740	—	17,740
Depreciation and Amortization	36,299	173	36,472	35,447	123	35,570	30,222	138	30,360
Selling, general and administrative	6,399	2,887	9,286	4,452	4,062	8,514	4,229	4,039	8,268
Commissions and Broker Expenses	—	1,477	1,477	—	1,801	1,801	100	2,051	2,151
Interest & Commitment Fees	7,283	—	7,283	6,570	—	6,570	4,921	—	4,921
Total Expenses	101,760	4,537	106,297	96,260	5,986	102,246	86,211	6,228	92,439

Income before Equity, Interest and Taxes	16,088	734	16,822	25,554	(1,478)	24,076	26,798	1,179	27,977
Interest Income	24	1	25	92	4	96	709	36	745
Equity Income SARs	1,266	—	1,266	1,994	—	1,994	2,747	—	2,747
Income before Taxes	17,378	735	18,113	27,640	(1,474)	26,166	30,254	1,215	31,469
Income Taxes	217	—	217	248	(827)	(579)	246	(736)	(490)
Income from continuing operations	17,161	735	17,896	27,392	(647)	26,745	30,008	1,951	31,959
Income from discontinued operations	4,197	—	4,197	703	—	703	—	—	—
Gain on sale of assets	—	—	—	424	—	424	—	—	—
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959

Funds From Operations (FFO)*
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959
Gain on sale of assets, net	—	—	—	(424)	—	(424)	—	—	—
Equity in income of SARs	(1,190)	—	(1,190)	(2,012)	—	(2,012)	(2,747)	—	(2,747)
Cash received from SARs	5,170	—	5,170	5,628	—	5,628	5,348	—	5,348
Acquisition costs	125	—	125	643	—	643	—	—	—
Depreciation and amortization	40,551	173	40,724	39,529	123	39,652	34,505	138	34,643
Funds From Operations (FFO)*	66,014	908	66,922	71,883	(524)	71,359	67,114	2,089	69,203

EPS	$0.27	$0.01	$0.28	$0.39	$(0.01)	$0.38	$0.42	$0.03	$0.45
FFO per Share*	$0.83	$0.01	$0.84	$0.99	$(0.01)	$0.98	$0.95	$0.03	$0.98

Weighted Average Shares			79,826			73,001			70,481

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	13

Property Net Operating Income (NOI): Cash and GAAP Basis (in thousands)

Property NOI Cash*			Three
			Months					Year
			Ended	Three Months Ended				Ended
		31-Mar-11
Region	Division	Sq Feet	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,550	$ 3,476	$ 4,031	$ 4,390	$ 5,551	$ 4,931	$ 18,903

Midwest	East North Central	597	1,586	1,103	1,574	1,184	1,123	4,984
	West North Central	1,104	2,405	2,034	2,000	2,991	3,028	10,053
		1,701	3,991	3,137	3,574	4,175	4,151	15,037

South	Southeast	600	2,068	2,307	2,251	2,285	1,917	8,760
	Southwest	1,906	3,747	4,234	4,238	3,597	3,564	15,633
		2,506	5,815	6,541	6,489	5,882	5,481	24,393

West	Mountain	790	922	3,254	2,212	810	894	7,170
	Pacific	299	518	443	491	498	480	1,912
		1,089	1,440	3,697	2,703	1,308	1,374	9,082

Total		6,846	$ 14,722	$ 17,406	$ 17,156	$ 16,916	$ 15,937	$ 67,415

Property NOI GAAP*			Three
			Months					Year
			Ended	Three Months Ended				Ended
		31-Mar-11
Region	Division	Sq Feet	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,550	$ 4,007	$ 4,666	$ 5,002	$ 5,992	$ 5,362	$ 21,022

Midwest	East North Central	597	1,552	1,110	1,602	1,210	1,166	5,088
	West North Central	1,104	2,886	2,164	2,106	3,136	3,135	10,541
		1,701	4,438	3,274	3,708	4,346	4,301	15,629

South	Southeast	600	1,572	2,356	2,355	2,359	2,033	9,103
	Southwest	1,906	4,629	4,404	4,395	3,797	3,778	16,374
		2,506	6,201	6,760	6,750	6,156	5,811	25,477

West	Mountain	790	1,162	3,229	2,502	1,100	1,231	8,062
	Pacific	299	555	497	533	524	513	2,067
		1,089	1,717	3,726	3,035	1,624	1,744	10,129

Total		6,846	$ 16,363	$ 18,426	$ 18,495	$ 18,118	$ 17,218	$ 72,257

*See page 31 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

March 31, 2011	14

Capital Analysis (in thousands, except per share amounts)

	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10
Market Data:
Shares Outstanding	81,437	79,681	79,681	79,837	81,437
Closing market price per share	$14.07	$14.43	$11.81	$12.42	$14.25
Market capitalization	$1,145,824	$1,149,793	$941,029	$991,581	$1,160,483
Total Debt	404,000	194,968	237,968	242,968	$284,118
Total Market Capitalization	$1,549,824	$1,344,761	$1,178,997	$1,234,549	$1,444,601

Dividend Data:
Total dividends paid	$15,473	$15,139	$15,139	$15,139	$15,169
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	95%	90%	90%	95%	86%

Liquidity:
Cash and cash equivalents	$49,488	$22,815	$21,487	$20,554	$68,213
Revolving credit facilities:
Gross potential available under current credit facilities	500,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(404,000)	(119,968)	(162,968)	(167,968)	(209,968)
Total Liquidity	$145,488	$152,847	$108,519	$102,586	$108,245

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

March 31, 2011	15

Portfolio Overview

	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Owned portfolio of commercial real estate:
Number of properties (1)	35	33	33	33	32
Square feet	6,845,176	6,422,357	6,417,299	6,418,835	5,942,299
Leased percentage	88%	86%	82%	85%	85%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3
Square feet	1,995,932	1,995,913	1,998,519	1,998,519	1,995,041
Leased percentage	85%	77%	76%	77%	78%

Single Asset REITs (SARs) managed:
Number of properties	13	12	11	11	11
Square feet *	3,325,694	2,915,896	2,702,287	2,406,370	2,406,370
Leased percentage*	79%	75%	73%	76%	76%

Total owned, investments and managed properties:
Number of properties	51	48	47	47	46
Square feet *	12,166,802	11,334,166	11,118,105	10,823,724	10,343,710
Leased percentage*	85%	81%	79%	82%	82%

(1) Includes asset held for sale for 12/31/10 and prior periods

*Prior to September 30, 2010, excludes a property that completed construction on July 9, 2010 with approximately 295,891 square feet

March 31, 2011	16

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Emperor Boulevard	Durham	NC	East	259,531
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Innsbrook	Glen Allen	VA	East	308,771
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	473,884
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Legacy Tennyson Center	Plano	TX	South	202,600
One Legacy Circle	Plano	TX	South	214,110
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				6,845,176

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,982
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,472
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Union Centre	West Chester	OH	MidWest	409,798
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				5,321,626

(1) Industrial property, all others are office properties

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Dec-10	31-Dec-10

East Region Total	9	1,550,148	22.7%	$ 230,847	86.5%
East North Central Division	3	596,604	8.7%	78,503	83.9%
West North Central	5	1,103,653	16.1%	107,768	96.2%
Midwest Region Total	8	1,700,257	24.8%	186,272	91.9%
Southeast	2	599,886	8.8%	119,984	95.1%
Southwest	9	1,905,679	27.8%	286,272	90.0%
South Region Total	11	2,505,565	36.6%	406,256	91.2%
Mountain	4	789,957	11.5%	125,798	79.6%
Pacific	3	299,249	4.4%	35,268	77.3%
West Region Total	7	1,089,206	15.9%	161,066	79.0%

Grand Total	35	6,845,176	100%	$ 984,441	88.4%

(a) NBV is for real estate assets, excluding intangibles

March 31, 2011	17

Owned Property List (in thousands)

					NBV (1)	% Leased
Division	Name	City	State	S.F.	31-Mar-11	31-Mar-11

Pacific	Hillview Center	Milpitas	CA	36	$ 4,155	100.0%
Pacific	Montague	San Jose	CA	146	16,801	100.0%
Mountain	380 Interlocken	Broomfield	CO	240	43,005	85.1%
Mountain	390 Interlocken	Broomfield	CO	242	42,655	95.9%
Mountain	Centennial Technology Center	Colorado Springs	CO	111	11,371	66.9%
Mountain	Greenwood Plaza	Englewood	CO	198	28,768	60.1%
Southeast	Blue Lagoon Drive	Miami	FL	213	46,690	100.0%
Southeast	One Overton Place	Atlanta	GA	387	73,294	92.4%
East North Central	Northwest Point	Elk Grove Village	IL	177	28,468	100.0%
East North Central	River Crossing	Indianapolis	IN	205	35,486	93.8%
Mideast	East Baltimore	Baltimore	MD	325	55,308	84.5%
Mideast	Bollman Place	Savage	MD	99	4,881	100.0%
East North Central	Southfield Centre	Southfield	MI	215	14,549	61.1%
West North Central	Eden Bluff	Eden Prairie	MN	153	14,299	100.0%
West North Central	121 South 8th Street	Minneapolis	MN	474	23,774	92.2%
West North Central	Timberlake	Chesterfield	MO	233	34,833	97.7%
West North Central	Timberlake East	Chesterfield	MO	116	17,737	100.0%
West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,125	100.0%
Mideast	Park Seneca	Charlotte	NC	110	7,490	78.5%
Mideast	Forest Park	Charlotte	NC	62	6,189	77.5%
Mideast	Emperor Boulevard	Durham	NC	260	56,305	100.0%
Southwest	Addison Circle	Addison	TX	294	48,119	95.8%
Southwest	Liberty Plaza	Addison	TX	219	24,212	75.6%
Southwest	Park Ten	Houston	TX	156	18,201	98.8%
Southwest	Eldridge Green	Houston	TX	248	42,215	100.0%
Southwest	Park Ten Phase II	Houston	TX	157	30,694	100.0%
Southwest	Willow Bend Office Center	Plano	TX	117	17,455	67.0%
Southwest	Legacy Tennyson Center	Plano	TX	203	25,084	100.0%
Southwest	One Legacy Circle	Plano	TX	214	39,198	89.7%
Southwest	Collins Crossing	Richardson	TX	299	41,094	79.1%
Mideast	Meadow Point	Chantilly	VA	139	23,219	100.0%
Mideast	Stonecroft	Chantilly	VA	111	19,296	100.0%
Mideast	Loudoun Tech Center	Dulles	VA	136	17,332	100.0%
Mideast	Innsbrook	Glen Allen	VA	309	40,827	60.8%
Pacific	Federal Way	Federal Way	WA	117	14,312	42.0%
				6,845	$ 984,441	88.4%

	(1) NBV is for real estate assets, excluding intangibles

March 31, 2011	18

Properties with Annualized Rent per Square Foot

							Percentage	Annualized	Average
				Year Built			Leased as of	Rent as of	Annualized
				or	Net Rentable	Leased	March 31,	March 31,	Rent per Leased
Property Name	City	State	Type	Renovated	Square Feet	Sq. Ft.	2011 (a)	2011 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	Office	1969	109,550	86,039	78.5%	1,343,179	$ 15.61
Forest Park	Charlotte	NC	Office	1999	62,212	48,237	77.5%	768,213	15.93
Meadow Point	Chantilly	VA	Office	1999	138,537	138,537	100.0%	3,392,491	24.49
Innsbrook	Glen Allen	VA	Office	1999	308,771	187,836	60.8%	1,272,606	6.78
East Baltimore	Baltimore	MD	Office	1989	325,445	275,113	84.5%	6,900,297	25.08
Loudoun Tech Center	Dulles	VA	Office	1999	135,888	135,888	100.0%	1,788,430	13.16
Bollman Place	Savage	MD	Industrial	1984	98,745	98,745	100.0%	624,068	6.32
Stonecroft	Chantilly	VA	Office	2008	111,469	111,469	100.0%	3,970,770	35.62
Emperor Boulevard	Durham	NC	Office	2009	259,531	259,531	100.0%	8,190,181	31.56
East total					1,550,148	1,341,395	86.5%	28,250,235	21.06
Southfield Centre	Southfield	MI	Office	1977	214,697	131,182	61.1%	1,148,310	8.75
Northwest Point	Elk Grove Village	IL	Office	1999	176,848	176,848	100.0%	3,511,335	19.86
River Crossing	Indianapolis	IN	Office	1998	205,059	192,279	93.8%	4,528,754	23.55
Timberlake	Chesterfield	MO	Office	1999	232,766	227,292	97.7%	2,574,395	11.33
Timberlake East	Chesterfield	MO	Office	2000	116,197	116,197	100.0%	2,790,640	24.02
Lakeside Crossing	Sl. Louis	MO	Office	2008	127,778	127,778	100.0%	3,089,672	24.18
Eden Bluff	Eden Praire	MN	Office	2006	153,028	153,028	100.0%	3,984,757	26.04
121 South 8th Street	Minneapolis	MN	Office	1974	473,884	437,065	92.2%	6,678,480	15.28
Midwest total					1,700,257	1,561,669	91.9%	28,306,343	18.13
Blue Lagoon Drive	Miami	FL	Office	2002	212,619	212,619	100.0%	4,440,795	20.89
One Overton Place	Atlanta	GA	Office	2002	387,267	357,790	92.4%	7,245,055	20.25
Willow Bend Office Center	Plano	TX	Office	1999	116,622	78,112	67.0%	1,321,754	16.92
Park Ten	Houston	TX	Office	1999	155,715	153,820	98.8%	2,141,781	13.92
Addison Circle	Addison	TX	Office	1999	293,787	281,503	95.8%	6,673,058	23.71
Collins Crossing	Richardson	TX	Office	1999	298,766	236,267	79.1%	2,428,974	10.28
Eldridge Green	Houston	TX	Office	1999	248,399	248,399	100.0%	7,150,326	28.79
Park Ten Phase II	Houston	TX	Office	2006	156,746	156,746	100.0%	3,920,209	25.01
Liberty Plaza	Addison	TX	Office	1985	218,934	165,426	75.6%	3,028,974	18.31
Denbury Park	Plano	TX	Office	1999/2008	202,600	202,600	100.0%	3,290,040	16.24
One Legacy Circle	Plano	TX	Office	2008	214,110	191,958	89.7%	3,391,503	17.67
South Total					2,505,565	2,285,240	91.2%	45,032,468	19.71
Centennial Technology Center	Colorado Springs	CO	Office	1999	110,730	74,030	66.9%	1,284,850	17.36
380 Interlocken	Broomfield	CO	Office	2000	240,184	204,347	85.1%	4,241,610	20.76
Greenwood Plaza	Englewood	CO	Office	2000	197,527	118,725	60.1%	804,066	6.77
390 Interlocken	Broomfield	CO	Office	2002	241,516	231,676	95.9%	6,240,274	26.94
Hillview Center	Milpitas	CA	Office	1984	36,288	36,288	100.0%	526,298	14.50
Federal Way	Federal Way	WA	Office	1982	117,010	49,149	42.0%	656,856	13.36
Montague Business Center	San Jose	CA	Office	1982	145,951	145,951	100.0%	2,201,077	15.08
West Total					1,089,206	860,166	79.0%	15,955,031	18.55

Grand Total					6,845,176	6,048,470	88.4%	$ 117,544,078	$ 19.43

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.

(b) Represents gross rental charges for the month of March 2011 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).

(c) Represents the annualized gross rent as of March 2011 divided by leased square feet.

March 31, 2011	19

Owned Property Capital Expenditures (in thousands)

Three Months
Ended
31-Mar-11
Tenant improvements	$2,506
Deferred leasing costs	2,819
Building improvements	449
Total	$5,774

					Year
	For the Three Months Ended				Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$1,305	$935	$3,634	$1,126	$7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$7,251	$2,952	$5,113	$4,801	$20,117

					Year
	For the Three Months Ended				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$2,001	$2,423	$1,841	$2,604	$8,869

March 31, 2011	20

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (1)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	57	266,495	3.89%	2,863	2.44%
2	Quintiles Transnational Corp	1	96	259,531	3.79%	8,190	6.97%
3	CITGO Petroleum Corporation	1	131	248,399	3.63%	7,150	6.08%
4	Burger King Corporation	1	90	212,619	3.11%	4,441	3.78%
5	Denbury Onshore LLC	2	45	202,600	2.96%	3,290	2.80%
6	RGA Reinsurance Company	2	45	185,501	2.71%	3,800	3.23%
7	Citigroup Credit Services, Inc	1	69	176,848	2.58%	3,334	2.84%
8	C.H. Robinson Worldwide, Inc	1	123	153,028	2.24%	3,985	3.39%
9	SunTrust Bank (a)	2	67,126	145,204	2.12%	1,393	1.18%
10	Murphy Exploration & Production Company (b)	1	73	144,677	2.11%	3,637	3.09%
11	Giesecke & Devrient America, Inc.	1	47	135,888	1.99%	1,788	1.52%
12	Monsanto Company	1	46	127,778	1.87%	3,090	2.63%
13	Vail Holdings, Inc (c)	1	144	121,913	1.78%	3,144	2.67%
14	Northrop Grumman Systems Corporation	1	85	111,469	1.63%	3,971	3.38%
15	Maines Paper & Food Service, Inc	1	32	98,745	1.44%	624	0.53%
16	Federal National Mortgage Association	1	29	92,358	1.35%	1,755	1.49%
17	Amdocs, Inc (d)	1	69	91,928	1.34%	-	0.00%
18	County of Santa Clara	1	81	90,467	1.32%	1,381	1.17%
19	Ober Kaler Grimes & Shriver (e)	1	-	88,736	1.30%	2,348	2.00%
20	International Business Machines Corp. (f)	1	57	87,587	1.28%	754	0.64%

				3,041,771	44.44%	$ 60,937	51.84%

(1)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(a)	Sun Tust Bank leases 55,388 sf at our Baltimore, Maryland property and also leases 89,816 sf at our Glen Allen, Virginia property.
(b)	Murphy signed a lease on January 1, 2011 that includes expansion into 5,362 sf at the expiration of the current tenant's lease term.
(c)	Vail signed a lease on March 22, 2010 that includes expansion into 13,467 sf and 24,826 sf at the expiration of various subleases and other tenant leases.
(d)	Amdocs signed an amendment extending their lease on January 28, 2011 through December 31, 2016.
(e)	Ober Kaler's lease expired on March 31, 2011 and the space became vacant on April 1, 2011.
(f)	46,977 sf of this space expired by April 30, 2011.

March 31, 2011	21

Tenant Analysis – 20 Largest Tenants, Industry Profile (as a % of square feet)

March 31, 2011	22

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2011	459,617	6.7%
2012	301,049	4.4%
2013	553,847	8.1%
2014	467,768	6.8%
2015	781,852	11.4%
2016	978,697	14.3%
2017	498,172	7.3%
2018	501,136	7.3%
2019	464,107	6.8%
2020	151,357	2.2%
2021	464,470	6.8%
2022	342,778	5.0%
2023	83,620	1.2%
Vacant	796,706	11.7%

Total	6,845,176	100.0%

March 31, 2011	23

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
December 31,	Year	Leases	Leases (a)	Leases (a)	Leases (a)
2011	84 (b)	459,617	$8,489,675	$18.47	7.22%
2012	54	301,049	6,600,360	21.92	5.62%
2013	51	553,847	11,044,886	19.94	9.40%
2014	37	467,768	8,274,070	17.69	7.04%
2015	31	781,852	16,326,889	20.88	13.89%
2016	25	978,697	16,235,791	16.59	13.81%
2017	10	498,172	8,963,388	17.99	7.63%
2018	10	501,136	11,808,002	23.56	10.05%
2019	7	464,107	11,631,975	25.06	9.90%
2020 and thereafter	17	1,042,225	18,169,043	17.43	15.46%
	326	6,048,470	$117,544,078	$19.43	100.00%
Vacancies as of 3/31/11		796,706
Total Portfolio Square Footage		6,845,176

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(b)	35 leases are Month to Month represent 0.53% of aggregate square feet and 1.57% represent other leases, which expired on April 1, 2011.

March 31, 2011	24

Capital Recycling ($ in thousands)

Recent Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price

2011
Emperor Boulevard	NC/East	Office	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	TX/South	Office	202,600	3/10/11	37,000
One Legacy Circle	TX/South	Office	214,110	3/24/11	52,983

2010
121 South 8th Street	MN/Midwest	Office	474,646	6/29/10	39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

Recent Dispositions:
					Net Sales	Gain (Loss)
	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
2011
Fairview	VA/East	Office	252,613	1/21/11	$ 89,382	$ 19,592

2007
Piedmont Center	SC/East	Office	144,029	1/31/07	5,830	(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

March 31, 2011	25

Investment Banking Performance

March 31, 2011	26

FFO and FFO+GOS Reconciliations (in thousands, except per share amounts)

	For the three months ended									For the year ended
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2010	2009

Net income	$24,767	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258	$22,093	$27,872
(Gain) Loss on sale of assets	(19,592)	—	—	—	—	—	—	—	(424)	—	(424)
GAAP income from non-consolidated REITs	(1,773)	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)	(1,190)	(2,011)
Distributions from non-consolidated REITs	1,767	1,407	1,324	1,192	1,247	1,615	1,523	1,119	1,371	5,170	5,628
Acquisition costs	269	—	129	(4)	—	—	248	391	4	125	643
Depreciation & amortization	10,812	9,934	9,675	10,510	10,605	8,707	11,216	9,561	10,167	40,724	39,651
Funds From Operations (FFO)	16,250	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075	66,922	71,359
Plus gains on sales of assets (GOS)	19,592	—	—	—	—	—	—	—	424	—	424
FFO+GOS (Total Profits)	$35,842	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499	$66,922	$71,783

Per Share Data:
EPS	$0.30	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10	$0.28	$0.38
FFO	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98
GOS	0	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98

Weighted Average Shares (basic and diluted)	81,437	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681	79,826	73,001

March 31, 2011	27

FFO and FFO+GOS Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs. The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define these terms in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2011	28

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the three months ended:
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$24,767	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	(19,592)	—	—	—	—	—	—	—	(424)
GAAP income from non-consolidated REITs	(1,773)	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,767	1,407	1,324	1,192	1,247	1,615	1,522	1,119	1,371
Acquisition costs	269	—	129	(4)	—	—	248	391	4
Depreciation & amortization	10,812	9,934	9,675	10,510	10,605	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,250	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	19,592	—	—	—	—	—	—	—	424
FFO+GOS (Total Profits)	$35,842	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,250	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Straight-line rent	(2,303)	(1,018)	(740)	(1,203)	(1,288)	(374)	(69)	(405)	(1,030)
Capital expenditures	(449)	(380)	(498)	(671)	(1,053)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$13,498	$15,252	$15,464	$14,177	$15,178	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.30	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10
FFO	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
GOS	0.24	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
FAD	0.17	0.19	0.19	0.18	0.19	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	81,437	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2011	29

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

						Year Ended					Year Ended
	For the three months ended:					31-Dec-10	For the three months ended:				31-Dec-09
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10		31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$24,767	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	2,408	1,652	1,735	1,892	2,004	7,283	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	10,812	9,934	9,675	10,510	10,605	40,724	8,707	11,216	9,561	10,167	39,651
Income taxes	50	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)
EBITDA	38,037	17,080	17,369	17,122	18,746	70,317	17,793	17,605	17,976	20,140	73,514

Interest expense	$2,408	$1,652	$1,735	$1,892	$2,004	$7,283	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	—	—	—	—	150	150	—	—	—	—	—
Interest and scheduled principal payments	$2,408	$1,652	$1,735	$1,892	$2,154	$7,433	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	15.80	10.34	10.01	9.05	9.35	9.65	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	15.80	10.34	10.01	9.05	8.70	9.46	11.28	11.01	10.31	12.21	11.19

(1) Scheduled principal payments exclude repayment of our Term Loan on February 22, 2011 in its entirety.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

March 31, 2011	30

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three months ended:					2010	Three months ended:				2009
	31-Mar-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	Total

Net Income	$24,767	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Add (deduct):
Investment banking segment net loss (income)	(160)	479	(263)	401	(1,352)	(735)	778	346	625	(1,103)	646
Gain on sale of assets	(19,592)	—	—	—	—	—	—	—	—	(424)	(424)
Management fees (before elimination)	(364)	(484)	(359)	(362)	(535)	(1,740)	(425)	(398)	(402)	(408)	(1,633)
Depreciation and Amortization	10,781	9,184	9,205	10,348	10,453	39,190	7,887	10,200	8,768	9,314	36,169
Amortization of favorable leases	(39)	716	432	96	119	1,363	793	992	759	815	3,359
Selling, general and administrative	1,644	1,447	1,854	1,400	1,698	6,399	983	1,163	1,324	1,359	4,829
Interest expense	2,408	1,652	1,736	1,892	2,003	7,283	1,577	1,599	1,744	1,650	6,570
Interest income	(600)	(338)	(374)	(431)	(491)	(1,634)	(347)	(136)	(170)	(278)	(931)
Equity in earnings of nonconsolidated REITs	(968)	(253)	(380)	(404)	(229)	(1,266)	(792)	(443)	(475)	(283)	(1,993)
Non-property specific income and expenses, net	(1,514)	461	690	421	(268)	1,304	57	(145)	(13)	(34)	(135)
GAAP Property NOI	16,363	18,426	18,495	18,118	17,218	72,257	18,319	18,043	19,101	18,866	74,329
Straight-line rent	(1,641)	(1,020)	(1,339)	(1,202)	(1,281)	(4,842)	(374)	92	(405)	(1,033)	(1,720)
Cash Property NOI	$14,722	$17,406	$17,156	$16,916	$15,937	$67,415	$17,945	$18,135	$18,696	$17,833	$72,609

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2011	31